SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

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                                SoGen Funds, Inc.

     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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


(4) Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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


Important News

                                SOGEN FUNDS, INC.
                            SOGEN INTERNATIONAL FUND
                               SOGEN OVERSEAS FUND
                                 SOGEN GOLD FUND
                                SOGEN MONEY FUND

--------------------------------------------------------------------------------
While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (each a "Fund" and collectively, the "Funds") that require a shareholder vote.
--------------------------------------------------------------------------------

Q & A: QUESTIONS AND ANSWERS

Q: What is happening?

A: Societe Generale Asset Management, S.A., ("SGAM S.A."), the owner of an 80.1% equity interest in Societe Generale Asset Management Corp. (the "Adviser"), the investment adviser for SoGen Funds, Inc., and Jean-Marie Eveillard, the president, director and shareholder of the remaining 19.9% equity interest in the Adviser, have agreed to sell all the shares of the Adviser to Arnhold and
   S. Bleichroeder, Inc. ("A&SB") (the "Acquisition"). In order for the Acquisition to occur, it is necessary for the Fund's shareholders to approve a new advisory agreement and to elect an expanded Board of Directors. The Board members of your Fund, including those who are not affiliated with the Adviser, recommend that you vote FOR these proposals.

Q: Will Jean-Marie Eveillard continue to manage the Funds?

A: Yes, Jean-Marie Eveillard has entered into an employment contract with A&SB for an initial term of five years and is selling his 19.9% interest in the Adviser over eight years. He will continue to be primarily responsible for the day-to-day management of the Funds.

Q: How will A&SB's Acquisition of the Adviser affect me as a Fund Shareholder?

A: Your Fund's investment objective and investment program will not change as a result of the Acquisition. You will still own the same shares in the same Fund. The terms of the new advisory agreement are the same in all material respects as those in the current advisory agreement.

Q: Will the investment advisory fees be the same?

A: Yes, the fees paid by your Fund for advisory services under the current contract will remain the same after the proposed Acquisition.

Q: Why am I being asked to vote on the proposed new advisory agreement?

A: The Investment Company Act of 1940, which regulates mutual funds such as the Funds, requires a vote whenever there is a change in control of a fund's investment manager. The proposed Acquisition will result in a change of control of the Adviser, and thus requires shareholder approval of a new advisory agreement between the new adviser, Arnhold and S. Bleichroeder Advisers, Inc., and your Fund.

Q: Will the Funds pay for the proxy solicitation and legal costs associated with this transaction?

A: No, A&SB will bear those costs.

Q. How do the board members of my Fund suggest that I vote?

A: After careful consideration, the Board of Directors, on behalf of each Fund, including a majority of those directors who are not affiliated with the Adviser, unanimously recommends that you vote in favor of the proposals on the enclosed proxy card.

Q: Where can I call for more information about the proposed Acquisition? A. You may call (800) 322-2885 if you have any questions about the proposed Acquisition.

                              ABOUT THE PROXY CARD

     Because each Fund must vote separately on the new advisory agreement, you are being sent a proxy card for each Fund account that you have. If you have accounts with more than one Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Funds. Please vote all issues shown on each proxy card that you receive. In addition to voting by returning your proxy card in the enclosed envelope, you may also submit your vote by telephone ((800) 690-6903) or over the Internet (www.proxyvote.com).


                  THANK YOU FOR SUBMITTING YOUR VOTE PROMPTLY.

                                SoGen Funds, Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020
                                 1-800-334-2143

                                                               November 19, 1999

TO THE SHAREHOLDERS:

     A Special Meeting of Shareholders of SoGen Funds, Inc. is to be held at 3:00 p.m., Eastern time, on December 22, 1999, at the offices of Societe Generale Asset Management Corp. (the "Adviser"), the investment adviser for the Funds, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020. Shareholders who are unable to attend the Special Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind.

     As described in the Question and Answer section, both Societe Generale Asset Management S.A. ("SGAM S.A."), the majority owner of the Adviser, and I have each entered into agreements with Arnhold and S. Bleichroeder, Inc. ("A&SB"), providing for the sale of all of the outstanding shares of the Adviser to A&SB (the "Acquisition"). A&SB is a privately owned, international investment banking firm headquartered in New York, New York with a heritage dating back to 1803. I am pleased to report that I will be joining A&SB as a senior officer and will continue as portfolio manager of the SoGen Funds.

     I am also pleased to report to you that:

     o The investment objective of each Fund will remain the same and I will continue to be primarily responsible for the management of the Funds.

     o The advisory fees and expenses paid by your Fund will not increase as a result of the proposed Acquisition.

     o Those Directors of your Fund who are not "interested persons" have carefully reviewed the proposed Acquisition, and have concluded that the Acquisition should cause no reduction in the quality of services provided to your Fund.

     o The proposed Acquisition will have no effect on the number of Fund shares that you own or the value of those shares.

     The Board of Directors and I ask that you vote your proxy now and approve a new advisory agreement for each Fund in which you are a Shareholder.

Respectfully,

JEAN-MARIE EVEILLARD
President




IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT
(THEM) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR VOTE ON THE PROPOSAL BY TELEPHONE OR OVER THE INTERNET (www.proxyvote.com). TO VOTE VIA TELEPHONE, PLEASE CALL (800) 690-6903. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                SoGen Funds, Inc.


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
     SoGen International Fund,
     SoGen Overseas Fund,
     SoGen Gold Fund, and
     SoGen Money Fund

     Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (each a "Fund" and collectively, the "Funds"), each a series of SoGen Funds, Inc. (the "Company"), is to be held at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Funds, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on December 22, 1999 at 3:00 p.m., Eastern time, for the following purposes:

     (1) To approve a new advisory agreement;

     (2) To elect Directors; and

     (3) To ratify or reject the selection of KPMG LLP as the independent accountants for the Funds for the Funds' current fiscal year.

     The appointed proxies may also vote on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

     Holders of record of shares of common stock of each Fund at the close of business on October 29, 1999 are entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to the Company or any Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which have been voted in favor of the proposal and will vote against any such adjournment those proxies which have been voted against the proposal.

                                      By Order of the Board of Directors,

                                      PHILIP J. BAFUNDO
                                      Secretary

November 19, 1999

                                SoGen Funds, Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SoGen Funds, Inc. (the "Company"), on behalf of SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund (each a "Fund" and collectively, the "Funds"), for use at a Special Meeting of Shareholders, to be held at the offices of Societe Generale Asset Management Corp. (the "Adviser"), the investment adviser for the Funds, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on December 22, 1999, at 3:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Special Meeting"). (In the descriptions of the proposals below, the word "fund" is sometimes used to mean an investment company or a series thereof in general, and not the Funds whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about November 19, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Company at its principal executive offices at 1221 Avenue of the Americas, New York, New York 10020), telephone, via the Internet, or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR approval of each proposal as described in the Proxy Statement, and FOR the election of Directors.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of the Funds entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting with respect to one or more of the Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's or Company's, as the case may be, shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against the adjournment those proxies to be voted against the proposal. If no shareholder entitled to vote is present in person or by proxy, any officer present to preside or act at the Special Meeting as Secretary may also adjourn the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Abstentions will have the effect of a "no" vote on Proposal 1 and will have no effect on Proposals 2 and 3. Broker non-votes are not likely to be relevant to the Special Meeting because all three proposals to be voted upon by the shareholders involve matters that are considered routine and within the discretion of brokers to vote if no customer instructions are received.

     Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the Special Meeting if more than 50% of the outstanding shares of that Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of a Fund. Proposals 2 and 3 each requires the approval of a majority of shares voted at the Special Meeting subject to there being a quorum for the transaction of business. The following table summarizes these voting requirements:

                            Shareholders entitled to vote      Vote required for approval
                            -----------------------------      --------------------------
Proposal 1:                 Shareholders of each              A "majority of the
(Approval of New            Fund vote separately.             outstanding voting
Advisory Agreement)                                           securities" of each
                                                              Fund.

Proposal 2:                 Shareholders of the               A majority of the
(Election of Directors)     Funds vote together               shares voting at the
                            for each nominee.                 Special Meeting.

Proposal 3:                 Shareholders of the               A majority of the
(Ratification or            Funds vote together.              shares voting at the
Rejection of the                                              Special Meeting.
selection of
Independent
Accountants)

     Holders of record of the shares of common stock of each Fund at the close of business on October 29, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per dollar of the aggregate net asset value of the total shares held on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each class of each Fund and the number of votes to which each class is entitled (i.e., the dollar value) as of October 29, 1999.

                                       Number of Shares Outstanding
       Name of Fund                  and Votes as of the Record Date
       ------------          ------------------------------------------------
                                  Class A Shares            Class I Shares
                                  --------------            --------------
SoGen International Fund     72,478,241.730 shares      543,204.465 shares
                             1,890,232,544.31 votes     14,188,500.60 votes

SoGen Overseas Fund          33,879,282.145 shares      1,167,724.399 shares
                             471,938,400.27 votes       16,301,432.61 votes

SoGen Gold Fund              2,737,616.464 shares       --
                             17,465,993.04 votes

SoGen Money Fund             42,147,795.170 shares      --
                             42,147,795.17 votes

     As of October 29, 1999, the name, address, and share ownership of the persons who beneficially owned 5% or more of any class of a Fund's outstanding shares are as follows:

           Name/Address                   Fund/Class            Share Ownership
           ------------                   ----------            ---------------
Jean-Marie Eveillard and            SoGen Money Fund        6,546,537.48 shares
Elizabeth M. Eveillard Jt. Ten.                                (15.56%)
3 East 84th Street
New York, NY 10028-0407

J.C. Bradford & Co. Cust. FBO       SoGen International     156,275.72 shares
Robert R. Ehman                      Fund                      (28.77%)
330 Commerce Street                 Class I
Nashville, TN 37201-1899

Dr. John T. MacDonald               SoGen Overseas          88,300.18 shares
 FDN Inc.                            Fund                      ( 7.58%)
Attn. Louise P. Yarbrough           Class I
1550 Madruga Ave., Ste. 215
Coral Gables, FL 33146-3017

     The information contained in this Proxy Statement relating to Arnhold and
S. Bleichroeder, Inc. ("A&SB") and its wholly owned subsidiary, Arnhold and S. Bleichroeder Advisers, Inc. ("A&SB Advisers") has been provided by A&SB.

     The Company provides to all shareholders of a Fund periodic reports of that Fund which highlight relevant information including investment results and a review of portfolio changes. You may request a copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 334-2143 or writing the Fund, at 1221 Avenue of the Americas, New York, New York 10020.

                                   PROPOSAL 1:

                           APPROVAL OF NEW INVESTMENT
                               ADVISORY AGREEMENT

INTRODUCTION

     The Adviser acts as the investment adviser for the Funds pursuant to, with respect to SoGen Overseas Fund, SoGen Gold Fund, and SoGen Money Fund, an Investment Advisory Contract dated August 17, 1993 and, with respect to SoGen International Fund, an Investment Advisory Contract dated July 31, 1998 (collectively, the "Current Advisory Agreements").

     On October 8, 1999, Societe Generale Asset Management, S.A. ("SGAM S.A."), the holder of all the outstanding shares of Series A common stock of the Adviser, entered into a stock purchase agreement (the "Series A Purchase Agreement") with A&SB providing for the sale to A&SB of all the outstanding shares of Series A common stock of the Adviser. Jean-Marie Eveillard, the president, director and holder of all the outstanding shares of Series B common stock of the Adviser also entered into a stock purchase agreement dated October 8, 1999 with A&SB providing for the eventual sale to A&SB in three installments over approximately eight years of all of the outstanding shares of Series B common stock of the Adviser (the "Acquisition").

     The Series A Purchase Agreement contemplates that the Funds will enter into a new advisory agreement with A&SB Advisers, which is a wholly owned subsidiary of A&SB, and will enter into an underwriting agreement and a Rule 12b-1 distribution plan with A&SB. The proposed advisory agreement is the same in all material respects as the Current Advisory Agreements. Although with respect to SoGen International Fund the timing of payments would change to a monthly basis from the current quarterly basis (thus conforming the timing of the payments to that of the other Funds), no increase is proposed in the annual fee rates payable by any Fund with respect to advisory or distribution services.

     A&SB traces its history to the founding of S. Bleichroeder in 1803 in Berlin and the founding of Gebr. Arnhold in 1864 in Dresden. In 1937, the firm's activities were moved to New York City. A&SB offers asset management services, trading in U.S. and international securities, institutional brokerage, institutional and retail research, advice on mergers and acquisitions and other corporate finance matters, global securities clearance services and fund administration. The firm manages over $4.1 billion of domestic and international equity assets. A&SB Advisers is a wholly owned subsidiary of A&SB and serves as the investment adviser to the First Eagle Funds, a registered investment company, which includes First Eagle Fund of America and First Eagle International Fund.

     Consummation of the Acquisition would constitute an "assignment," as that term is defined in the 1940 Act, of the Funds' Current Advisory Agreements. As required by the 1940 Act, each of the Current Advisory Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, a new advisory agreement (the "New Advisory Agreement") between A&SB Advisers and the Company, on behalf of SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund is being proposed for approval by shareholders of each Fund. A copy of the form of the New Advisory Agreement is attached hereto as Exhibit A. THE NEW ADVISORY AGREEMENT FOR THE FUNDS IS THE SAME IN ALL MATERIAL RESPECTS AS THE CURRENT ADVISORY AGREEMENTS. The material terms of the Current Advisory Agreements are described under "Description of the Current and New Advisory Agreements," below.

     After the Acquisition, the Adviser will be a wholly owned subsidiary of A&SB. To permit A&SB to realize certain operational efficiencies, the Board of Directors of the Funds has agreed that A&SB Advisers should serve as the new investment adviser for the Funds. Messrs. Jean-Marie Eveillard and Charles de Vaulx will serve as portfolio managers for the Funds and have entered into employment agreements with A&SB for an initial term of five years, effective as of the closing date of the proposed Acquisition, and will become officers of A&SB. Mr. Jean-Marie Eveillard will continue to be primarily responsible for the day-to-day management of the Funds.

     The proposed Acquisition is conditioned upon the shareholders of each Fund approving the New Advisory Agreement with respect to that Fund. If the shareholders of one or more of the Funds fail to approve the New Advisory Agreement, A&SB would not be obligated to go forward with the proposed Acquisition. If the proposed Acquisition does not take place, the Current Advisory Agreements would remain in effect and the Board would continue to evaluate the services provided by the Adviser on an annual basis.

THE ACQUISITION

     SGAM S.A. began discussions in mid-1999 regarding the sale of the Adviser to A&SB. SGAM S.A.'s principal goal in considering the proposed sale of the Adviser was to shift its focus and resources to providing global institutional asset management services. Discussions culminated in the execution of the Series A Purchase Agreement on October 8, 1999.

     SGAM S.A., the holder of all of the outstanding shares of Series A common stock of the Adviser, entered into the Series A Purchase Agreement with A&SB providing for a sale to A&SB of all of the outstanding shares of Series A common stock of the Adviser. Jean-Marie Eveillard, the president, director and holder of all the outstanding shares of Series B common stock of the Adviser, also entered into a stock purchase agreement with A&SB providing for the eventual sale to A&SB in three installments over approximately eight years of all of the outstanding shares of Series B common stock of the Adviser. The Series A shares represent 80.1% of the equity of the Adviser and the Series B shares represent the remaining 19.9% of the equity of the Adviser.

     The obligation of A&SB to close the Acquisition pursuant to the Series A Purchase Agreement is subject to various conditions and requirements, including obtaining certain approvals by the Board of Directors and Shareholders of the Funds. The Board of Directors has approved the New Advisory Agreement and also has nominated an expanded Board of Directors and approved changing the names of the Funds. The Shareholders are now being asked to approve the New Advisory Agreement and to elect the expanded Board of Directors. Approval of these items by the shareholders is necessary for the Acquisition to take place.

     In addition, Jean-Marie Eveillard and Charles de Vaulx have entered into employment agreements with A&SB for initial terms of five years that are effective upon the closing of the Acquisition. The agreements each provide that the employee's responsibilities shall be commensurate with his respective responsibilities prior to the closing of the Acquisition and that he will hold such positions to which he may be elected or appointed during the terms of the agreement. Each agreement also provides for salary and annual incentive compensation, certain benefits and covenants not to compete.

     A&SB has agreed to pay all reasonable fees and expenses (including, without limitation, attorneys' fees, fees and expenses of printers and any other service providers, and any other fees associated with the solicitation of consents or proxies) attributable to obtaining the approvals of the Board of Directors and shareholders, except the fees and expenses payable to SGAM S.A.'s counsel. Neither the Company nor the Funds will bear any of these costs.

THE SOGEN NAME

     The Series A Purchase Agreement provides that A&SB and the Funds can continue to use the "SoGen" name only in connection with the name of the Funds for a period not to exceed eighteen months after the closing of the Acquisition. A&SB has proposed to the Board of Directors that the name of the Funds incorporate the phrase "First Eagle." Pursuant to Maryland law, the Board of Directors may change the name of SoGen Funds, Inc. The Board of Directors agreed that if the Shareholders of the Company approve the New Advisory Agreement with A&SB Advisers, then the name of "SoGen Funds, Inc." will be changed to "First Eagle SoGen Funds, Inc.," effective upon the closing of the Acquisition. The name change would serve to associate the Funds more closely with A&SB and A&SB Advisers, which manage and distribute investment companies under the "First Eagle" name. Subject to the restrictions contained in the Series A Purchase Agreement, A&SB and the Board of Directors agreed that the "SoGen" name should be used for as long as possible and to provide a smooth transition to the "First Eagle" name. The Board of Directors also decided to change the name of the "SoGen International Fund" to "First Eagle SoGen Global Fund" in order to reflect the "global" aspect of the Fund's investments in both U.S. and international securities.

       Current Name                      New Name
       ------------                      --------
SoGen International Fund     First Eagle SoGen Global Fund

SoGen Overseas Fund          First Eagle SoGen Overseas Fund

SoGen Gold Fund              First Eagle SoGen Gold Fund

SoGen Money Fund             First Eagle SoGen Money Fund

     None of the name changes are intended to reflect any changes in the investment objective or policies of the Funds, which will remain the same as before the Acquisition.

DESCRIPTION OF THE CURRENT AND
NEW ADVISORY AGREEMENTS

     Except for the effective date and the timing of payments with respect to SoGen International Fund, the terms of New Advisory Agreement are the same in all material respects as the terms of the Current Advisory Agreements. The Current Advisory Agreement for SoGen International Fund was most recently presented for shareholder approval on July 17, 1998 when that Fund became a series of the Company and the Current Advisory Agreement for SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund was most recently presented for shareholder approval on August 24, 1993, at the inception of the Company. The following is a summary of the Current Advisory Agreements and New Advisory Agreement for the Funds.

     The Current Advisory Agreement for SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund and the Current Advisory Agreement for SoGen International Fund each provide that the Adviser is required to provide the Funds with investment research, advice and supervision, to provide an investment program consistent with the Funds' prospectus and statement of additional information and to assist the officers of the Funds in the general conduct of the investment business of the Funds. The Adviser is also required to provide office space and clerical assistance to the Funds. The Funds are responsible for paying their own brokerage, legal and auditing expenses, taxes or governmental fees, costs of underwriting, distributing, redeeming and repurchasing its shares, costs of preparing and distributing reports and notices to shareholders, fees and expenses relating to distributions and dividends, and transfer agent and custodian expenses.

     Under each of the Current Advisory Agreements, the Adviser may purchase and sell portfolio securities on behalf of the Funds through such broker-dealers (including affiliates) as it deems appropriate and in compliance with its obligations including Section 28(e) of the Securities Exchange Act of 1934, as amended. The Board of Directors is permitted to approve the payment of additional compensation to others for consulting services, supplemental research and security and economic analysis, although to date it has not done so.

     Each of the Current Advisory Agreements anticipates that the Adviser may provide similar services to other accounts and may aggregate similar trades for the Funds and other clients of the Adviser. The Adviser is not liable under the Current Advisory Agreements for errors of judgment or mistakes of law or for any loss suffered by the Funds related to the Current Advisory Agreements, except for losses resulting from the Adviser's willful misfeasance, bad faith or gross negligence or reckless disregard for its duties under the Current Advisory Agreements.

     The Current Advisory Agreements are subject to annual review and continuance in accordance with the 1940 Act, and may be terminated by the Adviser or the Funds without penalty on 60 days' written notice. The Current Advisory Agreements automatically terminate upon "assignment" as defined in the 1940 Act. Unless sooner terminated, the New Advisory Agreement continues in effect with regard to each Fund for an initial term ending two years from the date of the consummation of the Acquisition, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board, and, in either event, by a vote of a majority of the Directors who are not "interested persons," cast in person at a meeting called for such purpose.

     As compensation for its services, the Adviser receives an investment management fee payable monthly (quarterly in the case of SoGen International
Fund) from each Fund at the following annual rate of average daily value of each Fund's net assets during the month:

           Fund                               Annual Rate
           ----                               -----------
SoGen International Fund     1.00% for the first $25,000,000 of assets
                             0.75% for assets in excess of $25,000,000
SoGen Overseas Fund          0.75%
SoGen Gold Fund              0.75%
SoGen Money Fund             0.40%

     The New Advisory Agreement is the same in all material respects as the Current Advisory Agreements, except that there is only one agreement. The fees payable to A&SB Advisers are at the same annual rates and are payable on a monthly basis. A copy of the New Advisory Agreement is attached hereto as Exhibit A.

     For the fiscal year ended March 31, 1999, SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund paid investment advisory fees to the Adviser in the amount of $23,196,530, $5,519,451, $201,757 and $122,538, respectively. The Adviser voluntarily reimbursed the Class I shares of SoGen International Fund and SoGen Overseas Fund in the amounts of $30,997 and $9,036, respectively, for the year ending March 31, 1999. For the fiscal year ending March 31, 1998, SoGen International Fund, SoGen Overseas Fund and SoGen Gold Fund paid investment advisory fees to the Adviser in the amount of $30,954,079, $7,798,589, and $283,300, respectively. During the same period, $37,399 of the investment advisory fee of $60,497 for SoGen Money Fund was waived by the Adviser. For the fiscal year ending March 31, 1997, SoGen International Fund, SoGen Overseas Fund and SoGen Gold Fund paid investment advisory fees to the Adviser in the amount of $26,404,805, $5,899,446, and $449,545, respectively. During the same period, $38,752 of the investment advisory fee of $43,519 for SoGen Money Fund was waived by the Adviser. In addition, during the fiscal year ended March 31, 1999, the Company paid to SG Cowen Securities Corporation, an affiliate of the Adviser, $9,494,471 pursuant to a distribution plan and $170,726 with respect to brokerage commissions.

INFORMATION CONCERNING A&SB ADVISERS

     A&SB Advisers is registered with the SEC as an investment adviser. A&SB Advisers currently serves as the investment adviser to the First Eagle Fund of America and the First Eagle International Fund, each a separate Series of the First Eagle Funds, a Delaware business trust that is registered with the SEC as an open-end investment company. The investment management fees for First Eagle Fund of America and the First Eagle International Fund are paid on a monthly basis at the annual rate of 1% on the average daily value of the net assets of First Eagle Fund of America and the First Eagle International Fund which, as of October 29, 1999, had assets of $557 million and $35.6 million, respectively. A&SB Advisers is a wholly owned subsidiary of A&SB which is registered with the SEC as a broker-dealer and an investment adviser. The address of A&SB, A&SB Advisers and the officers of A&SB Advisers listed below is 1345 Avenue of the Americas, New York, NY 10105. The following is a list of the names of the directors and executive officers of A&SB Advisers. None of these individuals currently holds any positions with the Funds.

     Name and Position
     with A&SB Advisers                              Other Principal Positions
     ------------------                              -------------------------
Henry H. Arnhold              Co-Chairman of the Board, Arnhold and S. Bleichroeder, Inc.;
Director                      Director, Arnhold and S. Bleichroeder UK Ltd.; Director, ASB
                              Securities, Inc.; Director, Aquila International Fund Ltd.; Trustee,
                              The New School for Social Research; and Director, Conservation
                              International.

John P. Arnhold               Co-President and Director, Arnhold and S. Bleichroeder, Inc.;
Co-President and Director     President, Chief Executive Officer and Director, Arnhold and S.
                              Bleichroeder UK Ltd.; Co-President and Director, ASB Securities,
                              Inc.; Co-President and Trustee, First Eagle Funds; Director, Aquila
                              International Fund Ltd.; and President, Worldvest, Inc.

Stanford S. Warshawsky        Co-President, Secretary and Director, Arnhold and S. Bleichroeder,
Co-President and Director     Inc.; Chairman and Director, Arnhold and S. Bleichroeder UK Ltd.;
                              Co-President and Director, ASB Securities, Inc.; Chairman and
                              Trustee, First Eagle Funds; Director, German-American Chamber of
                              Commerce.

Stephen M. Kellen             Co-Chairman of the Board, Arnhold and S. Bleichroeder, Inc.;
Director                      Director, Arnhold and S. Bleichroeder UK Ltd.; Director ASB
                              Securities, Inc.; Director, The Carnegie Hall Society; Trustees
                              Council of The National Gallery of Art; and Trustee, WNET/
                              Thirteen.

Gary L. Fuhrman               Senior Vice President and Director, Arnhold and S. Bleichroeder,
Director                      Inc.; Director, Arnhold and S. Bleichroeder UK Ltd.; Director, ASB
                              Securities, Inc.

Robert Miller                 Senior Vice President, Arnhold and S. Bleichroeder, Inc.; Director,
Secretary and Treasurer       Arnhold and S. Bleichroeder UK Ltd.; and Treasurer and Chief
                              Accounting Officer, First Eagle Funds.

Robert Bruno                  Senior Vice President, Arnhold and S. Bleichroeder, Inc.; Vice
Vice President                President and Secretary, First Eagle Funds; and prior to 1997,
                              President and Chief Operating Officer, Coelho Associates LLC and
                              Senior Vice President and Chief Administrative Officer, Schroder
                              Wertheim Investment Services, Inc.

Ronald A. Bendelius           Senior Vice President, Arnhold and S. Bleichroeder, Inc.
Vice President

William P. Casciani           Senior Vice President, Arnhold and S. Bleichroeder, Inc.; Vice
Vice President                President and Secretary, ASB Securities, Inc.; and Senior Executive
                              Officer, Arnhold and S. Bleichroeder UK Ltd.

Michael Klemballa             Senior Vice President, Arnhold and S. Bleichroeder, Inc.; and Vice
Vice President                President, ASB Securities, Inc.

Allan Langman                 Senior Vice President, Treasurer and Director, Arnhold and S.
Vice President                Bleichroeder, Inc.; and Vice President and Treasurer, ASB Securities,
                              Inc.

Vincent Viglione              Senior Vice President, Arnhold and S. Bleichroeder, Inc.
Vice President

BOARD OF DIRECTORS RECOMMENDATION

     On October 20, 1999, the Board of Directors of the Company, including a majority of the Directors who are not parties to the proposed agreement or "interested persons" (as defined under the 1940 Act) of any such party (the "Independent Directors"), voted to approve the New Advisory Agreement on behalf of each Fund and to recommend approval of the New Advisory Agreement to the shareholders. The Board's deliberations and the reasons for its recommendation are discussed below.

     The Board of Directors of the Company recommends that the shareholders of each Fund vote in favor of the approval of the New Advisory Agreement for that Fund.

BOARD OF DIRECTORS EVALUATION

     Prior to the execution of the Series A Purchase Agreement, representatives of the Adviser advised the Independent Directors of the Funds and their counsel, by means of a telephone conference call, that SGAM S.A. was contemplating selling its interest in the Adviser to A&SB. At that time, and in several subsequent calls, representatives of the Adviser described in general the proposed terms of the Acquisition and provided preliminary information regarding A&SB.

     On September 24, 1999, at a regularly scheduled Board of Directors meeting, representatives of the Adviser again discussed the proposed Acquisition. In addition, at the behest of the Adviser, representatives of A&SB attended the meeting and were introduced to the Board. At that meeting, A&SB representatives presented to the Board a detailed description of the business of A&SB and outlined the perceived benefits of the proposed Acquisition to the Adviser and its investment advisory clients, including the Funds.

     On October 8, 1999, representatives of the Adviser advised the Independent Directors of the Funds that SGAM S.A. had entered into the Series A Purchase Agreement. At that time, representatives of the Adviser described the terms of the Series A Purchase Agreement and reiterated the perceived benefits to the Adviser and to the Funds.

     The Adviser and A&SB subsequently furnished to the Independent Directors additional information regarding the proposed Acquisition, including a copy of the Series A Purchase Agreement in the form executed and information regarding A&SB. In addition, the Independent Directors specifically requested detailed information from the Adviser and A&SB about the proposed Acquisition, the anticipated impact of the transaction on each Fund and its shareholders, and the plans of A&SB regarding the future of the Funds. In a series of conference calls and in-person meetings, the Independent Directors discussed the information provided in response to their questions among themselves and with representatives of the Adviser and A&SB. They were assisted in their review of this information by their independent legal counsel.

     The Board was advised that SGAM S.A. and Jean-Marie Eveillard intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to a fund or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive an amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the fund must not be "interested persons" of the fund's investment adviser or its predecessor adviser. Upon consummation of the Acquisition, the Board, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Directors," would be in compliance with this condition. Second, an "unfair burden" must not be imposed upon the fund as a result of the transaction. The term "unfair burden" means any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than bona fide ordinary compensation as principal underwriter for the fund). No such compensation arrangements are contemplated in connection with the Acquisition. A&SB has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Acquisition, including the fees and expenses of legal counsel to the Funds and the Independent Directors.

     The Independent Directors sought assurances from A&SB that there would be no diminution in the level of services provided to each Fund after the Acquisition. A&SB responded that the level of services provided to the Funds after the Acquisition would in no way be diminished and, as evidence of this, noted that (i) each of Jean-Marie Eveillard and Charles de Vaulx, who hold senior positions in the management of each Fund, had each entered into a long-term employment contract with A&SB effective upon the closing of the Acquisition, (ii) there will be substantial continuity of employment of the other key persons on the current portfolio management team of each Fund, and
(iii) in managing and administering each Fund, these persons will have access to the resources of A&SB and its affiliates.

     In addition to these areas of inquiry, the Board reviewed the terms of the New Advisory Agreement. After discussion, the Board concluded that the services to be provided and the obligations of the Company and A&SB Advisers under the New Advisory Agreement were not materially different than those under the Current Advisory Agreements.

     The Board, including the Independent Directors, unanimously approved the New Advisory Agreement at a meeting held on October 20, 1999.

     The Board believes that the Acquisition is consistent with the best interests of the shareholders of the Funds and recommends that the shareholders of each Fund vote "FOR" the approval of the New Advisory Agreement.

REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as described above. The Board recommends that the shareholders vote in favor of this Proposal 1.

                                   PROPOSAL 2:

                              ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the 10 nominees listed below as Nominees for Director of the Company. All nominees have agreed to stand for election and to serve, effective as of the closing of the proposed Acquisition, if elected. If any such nominee should be unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. In the event that the proposed Acquisition does not, for any reason, occur, the current Directors of the Company will continue to serve in such capacity and constitute the complete Board.

     Pursuant to the requirements of the Series A Purchase Agreement and in reliance upon Section 15(f) of the 1940 Act, at least 75% of the Board must consist of persons who are not interested persons of either the Adviser or A&SB Advisers for at least three years after the Acquisition. At a meeting held on October 20, 1999, all of the Independent Directors, acting as the Funds' nominating committee, determined that Mr. John P. Arnhold and Mr. Stanford Warshawsky, Co-Presidents and Directors of A&SB and of A&SB Advisers, should be nominated as "interested" Directors of the Company. In addition, the Independent Directors met with the Independent Trustees of the First Eagle Funds, a registered investment company with two series that is managed by A&SB Advisers. The Independent Directors have proposed and nominated for election by the Shareholders individuals who are currently serving as Independent Trustees of the First Eagle Funds.

     The Independent Directors and A&SB have agreed that the Company's Board of Directors should be expanded to include both the nominees identified below, as well as two additional independent directors. The Independent Directors have selected two persons to be nominated to serve as these additional directors. The approval of these two additional directors does not require a vote of the shareholders. Rather, as permitted under the Company's Charter, the new directors will be appointed to the Board by the directors of the Company. The approval process for these two additional nominees has begun and they are in the process of meeting with the nominees identified below. It is anticipated that the two additional directors will be appointed to the Board at a meeting of the directors to be held shortly after the closing of the proposed Acquisition.

     Mr. Jean-Marie Eveillard, 59, who is the Director and President of the Adviser, and Mr. Philippe Collas, 49, who is the head of asset management at SGAM S.A., are not seeking re-election to the Board and each will resign from the Board as of the closing date of the proposed Acquisition. As discussed above, however, Mr. Eveillard is joining A&SB in a senior management capacity and will continue to manage the portfolio of each Fund.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees for Director of the Company. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

          Name (Age)                  Principal Occupation or Employment and Directorships
          ----------                  ----------------------------------------------------
*John P. Arnhold (45)          Co-President and Director, Arnhold and S. Bleichroeder
1345 Avenue of the Americas,   Advisers, Inc.; Co-President and Director, Arnhold and S.
New York, NY 10105             Bleichroeder, Inc.; President and Director, Arnhold and S.
                               Bleichroeder UK Ltd.; Co-President and Director, ASB
                               Securities, Inc.; Director, Aquila International Fund, Ltd.;
                               President, Worldvest, Inc.; Co-President and Trustee, First Eagle
                               Funds.

Candace K. Beinecke (52)       Managing Partner, Hughes Hubbard & Reed; Director, Jacob's
One Battery Park Plaza,        Pillow Dance Festival, Inc., Historic Preservation Projects, Inc.
New York, NY 10004             and Merce Cunningham Dance Foundation, Inc.; Trustee, First
                               Eagle Funds.

Edwin J. Ehrlich (68)          President, Ehrlich Capital Management; Director, Pension Fund
2976 Lonni Lane,               Trusts--ITT Corp.; Advisory Board Member, Emerging World
Merrick, NY 11566              Investors Limited; Trustee, First Eagle Funds.

Robert J. Gellert (68)         Manager, United Continental Corporation; General Partner,
122 East 42nd Street,          Windcrest Partners; Trustee, First Eagle Funds.
New York, NY 10168

          Name (Age)                  Principal Occupation or Employment and Directorships
          ----------                  ----------------------------------------------------
James E. Jordan (54)           Private investor; Consultant to The Jordan Company (private
767 Fifth Avenue,              investment banking company); until June 1997, President and
New York, NY 10153             chief investment officer of The William Penn Company (a
                               registered investment adviser); Director, Leucadia National
                               Corporation, Empire Insurance Company and J.Z. Equity
                               Partners, Plc. (a British investment trust company); Director,
                               School of International and Public Affairs of Columbia
                               University; and Vice Chairman, New York State Board of The
                               Nature Conservancy; Trustee, First Eagle Funds.

William M. Kelly (55)          Manager, Lingold Association; Independent General Partner,
40 Wall Street, Suite 4201,    ML Venture Partners I, L.P. and ML Venture Partners II, L.P.;
New York, NY 10005             Trustee, New York Foundation; Treasurer and Trustee, Black
                               Rock Forest Conservation; Trustee, First Eagle Funds.

Fred J. Meyer (68)             Vice Chairman of Omnicom Group, Inc. since 1998; and prior
437 Madison Avenue,            thereto, Chief Financial Officer; Director, Novartis Corporation;
New York, NY 10022             Zurich-American Insurance Cos and Medialink, Inc.; Trustee,
                               National Park Trust; Director, SoGen Funds, Inc. and of SoGen
                               Variable Funds, Inc.

Dominique Raillard (61)        Managing Director of Act 2 International (Consulting) since July
15, boulevard Delessert        1995. Group Executive Vice President of Promodes (Food
75016 Paris France             Retailing) since 1978. Director of SoGen Funds, Inc. and of
                               SoGen Variable Funds, Inc.

Nathan Snyder (64)             Independent Consultant; Director of SoGen Funds, Inc. and of
163 Parish Road South,         SoGen Variable Funds, Inc.
New Cannan, CT 06840

*Stanford S. Warshawsky (62)   Co-President, Secretary and Director, Arnhold and S.
1345 Avenue of the Americas,   Bleichroeder, Inc.; Co-President and Director, Arnhold and S.
New York, NY 10105             Bleichroeder Advisers, Inc.; Chairman and Director, Arnhold
                               and S. Bleichroeder UK Ltd.; Co-President and Director, ASB
                               Securities, Inc.; Director, German-American Chamber of
                               Commerce; Chairman and Trustee, First Eagle Funds.

------------
* Interested person of each Fund as defined in the 1940 Act because of their positions with A&SB or A&SB Advisers.

     The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to the Board of Directors (as well as any existing Directors) as of October 29, 1999. Nominees or Directors who do not own any shares have been omitted from the table.

           Fund                       Name                Shares owned
           ----                       ----                ------------
SoGen International Fund     Jean-Marie Eveillard         76,585.17
                                                          (0.11%)

                             Dominique Raillard           1,964.59
                                                          (0.003%)

SoGen Overseas Fund          Jean-Marie Eveillard         64,810.18
                                                          (0.19%)

SoGen Gold Fund              Jean-Marie Eveillard         87,511.38
                                                          (3.20%)

SoGen Money Fund             Jean-Marie Eveillard         6,546,537.48
                                                          (15.56%)

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS

     The Board is responsible for the general oversight of the business of the Funds. A majority of the members of both the current and proposed Boards are not "interested" persons of the Fund, within the meaning of the 1940 Act. These Independent Directors have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

     The Board of Directors meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with applicable regulatory requirements. At least annually, the Independent Directors review the fees paid to the Funds' investment adviser and its affiliates for investment advisory services and other administrative and shareholder services. In connection with this review, the Directors evaluate each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds (among other things). They are assisted in this process by the Funds' independent public accountants (see Proposal 3 below) and by independent legal counsel selected by the Independent Directors.

     During the calendar year ended December 31, 1998, the Board of Directors met nine times.

Audit Committee

     The Board has an Audit Committee consisting solely of Fred J. Meyer, Dominique Raillard, and Nathan Snyder, the Independent Directors. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by the independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

     During the calendar year ended December 31, 1998, the Audit Committee met two times.

Nominating Committee

     Although the Board has no standing Nominating Committee, the Independent Directors, acting as a group, are responsible for nominating independent directors and considering other related matters.

EXECUTIVE OFFICERS

     The following persons are currently Executive Officers of the Company:

                                                          Present Office with the Company
         Name (Age)         Principal Occupation          (year first became an officer)
         ----------         --------------------          ------------------------------
Jean-Marie Eveillard (59)   President of the Adviser.    President and Director (1993)

Philip J. Bafundo (37)      Secretary and Treasurer of   Vice President, Secretary, and
                            the Adviser                  Treasurer (1993)

Edwin S. Olsen (60)         Marketing Manager of         Vice President (1993)
                            the Adviser

Elizabeth Tobin (46)        Senior Vice President of     Vice President (1993)
                            the Adviser

Charles de Vaulx (38)       Senior Vice President of     Vice President (1993)
                            the Adviser

COMPENSATION OF DIRECTORS AND OFFICERS

     The Company pays each of its Independent Directors an annual Director's fee of $12,000 plus a fee of $2,000 for each Board and committee meeting attended and compensates him or her for expenses related to Company business. During the fiscal year ended March 31, 1999, the Board met more frequently than normally due to organizational issues not in the ordinary course of business and accordingly the fees paid to the Directors for the year were higher that those typically paid.

     The Adviser supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Company and receives a management fee for its services. Several of the Company's officers and Directors are also officers, directors, employees or shareholders of the Adviser and participate in the fees paid to that firm, although the Company makes no direct payments to them. The Company does not provide any compensation in the form of pension or retirement benefits to any of the Directors.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Directors who receive compensation from the Company.

     Column (2) Aggregate compensation received by each Director during the fiscal year ended March 31, 1999. The number in parentheses indicates the total number of boards in the fund complex on which the Director served as of March 31, 1999.

                                                             Total Compensation
                                  Aggregate Compensation      from the Company
   Name of Person, Position          from the Company         and Fund Complex
   ------------------------          ----------------         ----------------
Fred J. Meyer, Director                   $34,000               $51,000(2)

Dominique Raillard, Director              $32,000               $48,000(2)

Nathan Snyder, Director                   $34,000               $51,000(2)

REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Board recommends that the shareholders vote in favor of each of the nominees listed in this Proposal 2.

                                   PROPOSAL 3:

                            RATIFICATION OR REJECTION
                   OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund, including a majority of the Independent Directors, has selected KPMG LLP to act as independent accountants for the Company for the Company's current fiscal year ending March 31, 2000. KPMG LLP are independent accountants and have advised the Company that they have no direct financial interest or material indirect financial interest in the Company. One or more representatives of KPMG LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Board recommends that the shareholders vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

GENERAL

     All reasonable fees incurred in connection with preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by A&SB (and not, in any event, by the Company or the Funds), including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     MacKenzie Partners, Incorporated ("MacKenzie") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of MacKenzie to assure that the proxy Material has been received and to assist shareholders with the voting process . The MacKenzie representative, although he or she is permitted to answer questions, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The cost of this assistance is expected to be approximately $30,000 and, as stated above, will not be borne by the Funds or the Company.

     Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact MacKenzie toll-free at (800) 322-2885. Any proxy given by a shareholder, whether in writing, over the Internet, or by telephone, is revocable.

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

     The Adviser, whose address is 1221 Avenue of the Americas, New York, New York, is currently the investment adviser of the Funds. Funds Distributor, Inc., whose address is 1221 Avenue of the Americas, New York, New York, is currently the principal underwriter of the Funds.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020, within a reasonable time before the solicitation of proxies for such meeting. Pursuant to its bylaws, the Company does not generally, and has no present intention to, hold annual meetings of shareholders. The timely submission of a proposal does not guarantee its inclusion in a proxy statement.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

PHILIP J. BAFUNDO
Secretary

                                                                      Exhibit A

                          First Eagle SoGen Funds, Inc.
                     1221 Avenue of the Americas, 8th Floor
                            New York, New York 10020

                                                              December   , 1999

Arnhold and S. Bleichroeder Advisers, Inc.
1345 Avenue of the Americas
New York, New York 10105

                          Investment Advisory Contract

Dear Sirs:

     First Eagle SoGen Funds, Inc., (the "Company"), a Maryland corporation consisting of four portfolios, First Eagle SoGen Global Fund, First Eagle SoGen Overseas Fund, First Eagle SoGen Gold Fund and First Eagle SoGen Money Fund (referred to herein individually as a "Fund" or collectively as the "Funds"), is engaged in the business of an investment company. The Company's Board of Directors has selected you to act as the investment adviser of the Company, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

     1. Delivery of Corporate Documents. The Company has furnished you with copies properly certified or authenticated of each of the following:

     (a) Articles of Incorporation of the Company.

     (b) By-Laws of the Company as in effect on the date hereof.

     (c) Current Registration Statement of the Company with copies of Exhibits.

     (d) Resolutions of the Board of Directors of the Company selecting you as investment adviser and approving the form of this Agreement.

     The Company will furnish you from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

     2. Advisory Services. You will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company's Fund's consistent with each Fund's investment objective, policies and restrictions set forth in the Company's Registration Statement under the Securities Act of 1933, as amended (the "Reg-istration Statement") , and the current prospectus and statement of additional information included therein (the "Prospectus"). You will recommend what securities shall be purchased for each of the Funds, what portfolio securities shall be sold by each Fund, and what portion of each Fund's assets shall be held uninvested, subject always to such investment objectives, policies and restrictions and to the provisions of the Company's Articles of Incorporation, By-Laws, and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as each of the same shall be from time to time in effect. You shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Company.

     3. Allocation of Charges and Expenses. You will pay the compensation and expenses of all officers of the Company and will furnish, without expense to the Company, the services of such of your officers and employees as may duly be elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Company's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (It is understood that the foregoing provision does not obligate you to pay for the maintenance of the Company's general ledger and securities cost ledger or for daily pricing of the Company's securities, but that it does obligate you, without expense to the Company, to oversee the provision of such services by the Company's agent.) You will not be required hereunder to pay any expenses of the Company other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, you will not be required to pay hereunder: brokers' commissions; legal or auditing expenses; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Company's shares; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Company's assets.

     4. Compensation of the Adviser. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, you will receive a monthly fee after the last day of each month, in accordance with Schedule A attached hereto.

     If this Agreement is terminated with respect to a Fund as of any day not the last day of a month, such Fund's fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective for less than the whole of any month, such fee shall be based on the average daily value of the net assets of each Fund in the part of the month for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such month. The average daily value of the net assets of each Fund shall in all cases be based only on business days for the period or month and shall be computed in accordance with applicable provisions of the Articles of Incorporation of the Company.

     5. Purchase and Sale of Securities. You shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of your affiliates) as you shall deem appropriate in order to carry out the Company's brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Directors of the Company may require from time to time. You acknowledge that you will comply with all applicable provisions of the 1940 Act, Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with you, you shall comply with all applicable provisions of the 1940 Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and
Section 206 of the Investment Advisers Act and the rules and regulations thereunder. In providing the Company with investment management and supervision, it is recognized that you will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers as such Board may direct or authorize from time to time

     Notwithstanding the above, it is understood that it is desirable for the Company that you have access to research services provided by brokers who execute brokerage transactions at a higher cost to the Company than may result when allocating brokerage to other brokers on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution. Such research services include written reports, responses to specific inquiries, interviews with analysts, invitations to meetings arranged by brokers with the managements of companies in the Company's portfolio or in which the Company may invest and may include other types of research from time to time approved by the Board of Directors of the Company. Only research services provided to you for the benefit of the Company will be considered in selecting brokers to effect portfolio transactions for the Company unless otherwise authorized by such Board. You are authorized to place orders for the purchase and sale of secu-rities for the Company with brokers who provide such research services, subject to review by the Board of Directors of the Company from time to time, but not less frequently than quarterly, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you and your affiliates in connection with their services to other clients as well as the Company. You acknowledge that you will comply with all applicable provisions of the 1940 Act, Investment Advisers Act and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions.

     Nothing herein shall prohibit the Board of Directors of the Company from approving the payment by the Company of additional compensation to others for consulting services, supplemental research and security and economic analysis.

     6. Services to Other Accounts. The Company understands that you and your affiliates now act, will continue to act, and may in the future act as investment adviser to fiduciary and other managed accounts, and the Company has no objection to you and your affiliates so acting, provided that whenever a Fund and one or more other accounts advised by you (the "Managed Accounts") are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, you may place orders for a Fund and each Managed Account simultaneously, and if all such orders are not filled at the same price, you may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, you may allocate the traded securities between the Fund and the Managed Accounts in a manner you consider appropriate, taking into account the size of the order placed for the Fund and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Fund and each such Managed Account, as well as any other factors you deem relevant. The Company recognizes that in some cases this procedure may affect adversely the price paid or received by a Fund or the size of the position purchased or sold by such Fund. In addition, the Company understands that the persons employed by you to provide service to the Company in connection with the performance of your duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

     7. Avoidance of Inconsistent Position. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the

Company, you will act solely as investment counsel for such clients and not in any way on behalf of the Company, except to the extent that you are acting as principal underwriter of the Shares of the Funds. In connection with purchases or sales of portfolio securities for the account of a Fund, neither you nor any of your directors, officers or employees will act as a principal.

     8. Limitation of Liability of Adviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

     9. Use of Name. If you cease to act as the Company's investment adviser, or, in any event, if you so request in writing, the Company agrees to take all necessary action to change the name of the Company and the Funds to a name not including the term "First Eagle". You may from time to time make available without charge to the Company for its use such marks or symbols not owned by you, including the logo in the form of a stylized globe or marks or symbols containing the term "First Eagle" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require the Company to cease the use of such mark or symbol at any time.

     10. Duration and Termination of this Agreement. This Agreement shall remain in force until December , 2001, and from year to year thereafter with respect to each Fund, but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company with respect to each Fund or by vote of a majority of the outstanding voting securities of such Fund. In addition, the Company may not renew or perform this Agreement unless the terms thereof and any renewal thereof have been approved with respect to each Fund by the vote of a majority of directors of the Company who are not interested persons of you or of the Company cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on 60 days' written notice, be terminated with respect to each Fund at any time without the payment of any penalty, by the Board of Directors of the Company, by vote of a majority of the outstanding voting securities of the Company, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph, the definitions contained in
Section 2(a) of the 1940 Act, as amended, and any Rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the "party" against which enforcement of the change, waiver, discharge or termination is sought.

     12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to you or to the Company at 1221 Avenue of the Americas, 8th Floor, New York, New York 10020.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

     14. Captions; Counterparts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.

                                         Yours very truly,

                                         FIRST EAGLE SOGEN FUNDS, INC.

                                         By: ...................................
                                             Name:
                                             Title:

The foregoing Agreement is hereby accepted.

ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.

By: .............................
    Name:
    Title:

                                   SCHEDULE A

                          First Eagle SoGen Funds, Inc.

     Pursuant to Section 4 of the investment advisory agreement between the First Eagle SoGen Funds, Inc. and Arnhold and S. Bleichroeder Advisers, Inc. ("A&SB Advisers"), the parties agree that A&SB Advisers shall be paid on a monthly basis an investment advisory fee at the annual rate for each of the Funds as set forth below:

First Eagle SoGen Overseas Fund:     0.75 of 1% of the average daily
                                     value of the First Eagle SoGen
                                     Overseas Fund's net assets

First Eagle SoGen Gold Fund:         0.75 of 1% of the average daily
                                     value of the First Eagle SoGen Gold
                                     Fund's net assets

First Eagle SoGen Money Fund:        0.40 of 1% of the average daily
                                     value of the First Eagle SoGen
                                     Money Fund's net assets

First Eagle SoGen Global Fund:       1% of the average daily value of the
                                     First Eagle SoGen Global Fund's net
                                     assets on the first $25,000,000 and
                                     0.75% of the average daily value of
                                     the First Eagle SoGen Global Fund's
                                     net assets in excess of $25,000,000

IN WITNESS WHEREOF, the undersigned have approved this schedule effective as of
the day of       , 1999.

                                         FIRST EAGLE SOGEN FUNDS, INC.

                                         By: ...................................
                                         Name:
                                         Title:


                                         ARNHOLD AND S. BLEICHROEDER
                                         ADVISERS, INC.

                                         By: ...................................
                                         Name:
                                         Title:

                      [This Page Intentionally Left Blank]

If you have any questions or need assistance in voting your shares, please contact:

[Logo: MACKENZIE
       PARTNERS, INC.]

                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                       or
                          Call Toll Free (800) 322-2885




P04162

[Sphere Graphic]

SOGEN FUNDS, INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NY 10020


                           [SOGEN INTERNATIONAL FUND]
                              [SOGEN OVERSEAS FUND]
                                [SOGEN GOLD FUND]
                               [SOGEN MONEY FUND]
                                [CLASS A SHARES]
                                [CLASS I SHARES]

                                      PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

               Special Meeting of Shareholders - December 22, 1999

    The undersigned hereby appoints Jean-Marie Eveillard and Philip J. Bafundo, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all [Class A] [Class I] shares of [SoGen International Fund] [SoGen Overseas Fund] [SoGen Gold Fund] [SoGen Money Fund] (the "Fund"), a series of SoGen Funds, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Wednesday, December 22, 1999 at 3:00 p.m., and at any adjournments and postponements thereof (the "Special Meeting").

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the Proposals.

    Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                     PLEASE SIGN AND RETURN PROMPTLY IN THE
                   ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                       VOTE BY TELEPHONE OR THE INTERNET
                         CALL TOLL-FREE 1-800-690-6903
                    OR VISIT OUR WEBSITE: WWW.PROXYVOTE.COM
    (See left for further instructions to vote by telephone or by Internet.)


To Vote by Internet:

1. Read the Proxy Statement and have your Proxy Card at hand.

2. Go to website www.proxyvote.com

3. Enter the 12-digit Control Number found on your Proxy Card.

4. Follow the simple instruction at the web site.

To Vote by Telephone (touch-tone only):

1. Read the Proxy Statement and have your Proxy Card at hand.

2. Call toll-free 1-800-690-6903.

3. Enter the 12-digit Control Number found on your Proxy Card.

4. Follow the simple recorded instructions.


TO VOTE. MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                  X                    SOGOL   KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------


The Directors of the Company recommend that you vote FOR the proposals set forth below.

Vote On Proposals

2. To elect Directors: 01) John P. Arnhold, 02) Candace K. Beinecke, 03) Edwin J. Ehrlich, 04) Robert J. Geilert, 05) James E. Jordan, 06) William M. Kelly, 07) Fred J. Meyer, 08) Dominique Raillard, 09) Nathan Snyder, and
10) Stanford S. Warshawsky

For   Withhold   For all   To withhold authority to vote, mark "For All Except"
All     All      Except    and write the nominee's number on the line below

[ ]     [ ]       [ ]      -------------------------------------------------------------


                                                                                                  For  Against  Abstain

1.   To approve a new advisory agreement between Arnhold and S. Bleichroeder Advisers, Inc.
     and the Company on behalf of the Fund.                                                       [ ]    [ ]      [ ]

3.   To ratify the selection of KPMG LLP as the independent accountants for the Funds for the
     Funds' current fiscal year.                                                                  [ ]    [ ]      [ ]

4.   In their discretion, the proxies are authorized to vote upon such other business as may
     properly be presented at the Special Meeting.                                                [ ]    [ ]      [ ]

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Signature [PLEASE SIGN WITHIN BOX]     Date                Signature (Joint Owners)               Date
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